Exhibit 99.2

SONOMA PHARMACEUTICALS SECOND QUARTER FY2018 RESULTS November 9, 2017 1

Page Agenda Welcome / Introduction September 30, 2017 Highlights Q+A Dan McFadden Jim Schutz Marc Umscheid Brand Building and Biz Development Financial Review Bob Miller 2

Page Forward - Looking Statement Except for historical information herein, matters set forth in this press release are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc . and its subsidiaries (the “Company”) . These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “strive,” among others . Forward - looking statements in this press release are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by the Company’s patents and patent applications may be challenged, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission . The Company disclaims any obligation to update these forward - looking statements, except as required by law . 3

Page Results from the Quarter Ended 30 September 2017 Total Net Revenue = $ 4,325,000 • Up 55% versus same period last year • Up 13% versus quarter ended 30 Jun 2017 4 US Dermatology Revenue = $ 1,621,000 • Up 53% versus same period last year • Up 36% versus quarter ended 30 June 2017 EBITDA during the period = ($ 2,276,000) Cash & cash equivalents = $9,983,000 Cash used for the period = $2,656,000

Page 2017 YTD Milestones  October - Seven Brazilian dermatology approvals  September – Launched Loyon, indicated for scaling and erythema for various dermatoses  June – Two Singapore dermatology approvals  April – Hired 13 additional sales reps, totaling 30 reps and 5 managers  April - Two UAE dermatology approvals  March – FDA approval for Loyon  March – Received final $1.5M of $19.5M payment from LatAm partner 5

Page 6 Differentiated, Effective Solutions … for scaling associated with dermatitis Loyon® For the Management of Scaling and Itch LOYON® is indicated to manage and relieve the itching, erythema, and scaling experienced with various types of dermatoses, including seborrhea and seborrheic dermatitis. LOYON® is now approved for your adult and pediatric patients with moderate - to - severe scaling associated with seborrheic dermatitis and psoriasis capitas .

19 year old male, pronounced scalp scaling Treatment with LOYON 1 x daily for 7 days Before Treatment Day 7 7

35 year old female, application of LOYON® 1 X daily without concomitant anti - inflammatory treatment Before Treatment Day 7 8

Sept 2017 QTR vs Sept 2016 QTR & June 2017 QTR 9 Quarter Ended Quarter Ended Sept 30, 2016 Quarter Ended June 30, 2017 Sept 30, 2017 Amount Variance  Amount Variance  Total net revenues $4,325 $2,798 $1,527   $3,835 $490   Product revenues $4,144 $2,574 $1,570   $3,603 $541   U.S. revenues $2,268 $1,697 $571   $1,859 $409   U.S. dermatology revenues $1,621 $1,060 $561   $1,196 $425   Operating expenses minus non - cash expenses $4,237 $3,674 $563   $4,709 ($472)    Net loss minus non - cash expenses (EBITDA) $2,263 $2,523 ($260)    $2,836 ($573)    Cash & cash equivalents $9,983 $3,254 $6,729 207% $12,639 ($2,656)    * dollars in thousands, unaudited

Page 10 Prescriptions Filled for Dermatology Product Lines 0 1,106 2,724 3,361 4,059 3,769 4,809 5,793 6,935 6,287 6,072 7,635 8,686 0 39 1,043 2,305 3,103 2,833 3,339 4,275 4,513 4,103 3,979 5,199 5,612 0 134 476 635 548 786 1,267 1,657 2,487 0 1,084 1,839 1,871 1,671 1,546 1,708 0 100 805 1,143 1,167 0 1,145 3,767 5,666 7,162 6,736 8,624 11,787 13,835 13,147 13,794 17,180 19,660 0 5,000 10,000 15,000 20,000 25,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended Total Dispensed Prescriptions Alevicyn Celacyn Mondoxyne Ceramax Sebuderm Total Source: IMS Health NPA Average Quarter over Quarter Growth for Last 9 Quarters of 16% - September Quarter up 14% over June Quarter - June Quarter up 24% over March Quarter

Total Q4 $2,552,720 + 7% Total Q4 $2791,258 + 17% Total Q3 $2,393,001 + 15% Total Q4 $2,791,258 + 17% Total Q1 $3.866,209 + 39% Average Quarter over Quarter Growth for Last 4/ 6 Quarters: • Total Demand Dollars Quarterly Growth of 24%/ 37% • Ceramax Quarterly Growth of 13% • Mondoxyne Quarterly Growth of 31%/72% • Celacyn Quarterly Growth of 21%/ 27% • Alevicyn Quarterly Growth of 23%/ 28% Total Q4 $1,015,629 + 61% Total Q1 $1,661.045 + 64% Total Q2 $2,088,619 + 26% Total Q3 $2,393,001 + 15% Total Q4 $2,791,258 + 17% Total Q1 $3.866,209 + 39% $447,741 $618,053 $830,852 $896,394 $936,608 $1,361,324 $1,629,499 $307,980 $454,372 $541,472 $565,705 $582,176 $918,512 $1,061,109 $259,908 $356,644 $302,520 $441,360 $706,080 $933,720 $1,424,760 $231,976 $413,775 $471,492 $421,092 $415,523 $473,458 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 Sep-14 QTR Ended Dec-14 QTR Ended Mar-15 QTR Ended Jun-15 QTR Ended Sep-15 QTR Ended Dec-15 QTR Ended Mar-16 QTR Ended Jun-16 QTR Ended Sep-16 QTR Ended Dec-16 QTR Ended Mar-17 QTR Ended Jun-17 QTR Ended Sep-17 QTR Ended TRX MBS DOLLARS Total Demand Dollars or (Prescriptions Filled at WAC) For QTR 12/2014 through QTR 9/2017 Alevicyn Celacyn Mondoxyne Ceramax Sebuderm Source: IMS Health NPA Average Quarter over Quarter Growth for Last 4/ 6 Quarters: • Total Demand Dollars Quarterly Growth of 24%/ 31% • Ceramax Quarterly Growth of 4%/19% • Mondoxyne Quarterly Growth of 48%/35% • Celacyn Quarterly Growth of 20%/ 25% • Alevicyn Quarterly Growth of 19%/ 25% Total Q4 $1,015,629 + 61% Total Q1 $1,661.045 + 64% Total Q2 $2,088,619 + 26% Total Q3 $2,393,001 + 15% Total Q4 $2,791,258 + 17% Total Q1 $3.866,209 + 39% Total Q2 $4,843,815 + 25% 11